Exhibit 10.2

GREEN PLAINS RENEWABLE ENERGY, INC.

SUBSCRIPTION AGREEMENT

SHARES OF GREEN PLAINS RENEWABLE ENERGY

$            PER SHARE

(WITH ACCOMPANYING WARRANT TO ACQUIRE 1/5th SHARE OF

COMMON STOCK FOR EACH SHARE PURCHASED)

INSTRUCTIONS TO INVESTORS:

You must complete and sign this Subscription Agreement to invest in the offering. You should read the prospectus in its entirety before making an investment decision. Along with the completed and signed Subscription Agreement, you must submit the total subscription price. The closing date for the offering will occur on July                     , 2006 and we must receive good funds and this Subscription Agreement no later than July                     , 2006 for you to acquire securities in this offering. We reserve the right to cancel the offering at any time, to reject subscriptions for common stock in whole or in part. If we reject your subscription, we will promptly return your investment.

By executing the subscription agreement the investor is not waiving any rights under the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934.

Item 1.	Check the appropriate box to indicate form of ownership.

Item 2.	Indicate the number of shares you are purchasing and complete the payment schedule.

Item 3.	Please print the name(s) in which shares are to be registered and provide your address and telephone number.

After following these instructions, return the Subscription Agreement and checks to:

Green Plains Renewable Energy, Inc.

7945 West Sahara, Suite 107

Las Vegas, Nevada 89117

Attention: Barry A. Ellsworth, CEO

Facsimile: (702) 631-9308

The undersigned hereby subscribes for and agrees to purchase the number of shares (includes warrants exercisable for 1/5th share of common stock for each share purchased).

1. Form of Ownership (check one box)

☐	Individual

☐	Joint Tenants with Right of Survivorship (Both joint tenants must sign below)

☐	Custodian for

☐	Corporation or Partnership

☐	IRA

☐	KEOGH

☐	Pension or Profit Sharing Plan

☐	Trust

Trustee name:

Trust date:

☐	Other:

☐	Estate

2. Purchase Information

Number of shares subscribed for:

Total purchase price/payment due (number of shares purchased multiplied by $ ) (1):	$

(1)	Includes warrants exercisable for 1/5th share of common stock for each share purchased.

3. Investor Information

Names and addresses will be recorded exactly as printed below.

Name of Investor:

Name of Joint Investor (if any):

Address:

Telephone:

Fax:

Email:

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ONCE YOU SIGN THIS SUBSCRIPTION AGREEMENT AND SEND IT TO US WITH YOUR PAYMENT, YOUR SUBSCRIPTION IS IRREVOCABLE.

You understand that we are relying on the information set forth in this Subscription Agreement with respect to the offer and sale of the shares. By signing below, you certify that all information provided in this Subscription Agreement is accurate and complete as of the date listed below.

Individuals:	Entities:

(Signature of Investor)	(Print Name of Entity)

(Signature of Joint Investor, if any)	(Authorized Signature)

(Date)	(Print Name of Authorized Signor)

(Print Title of Authorized Signor)

(Date)

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